                                                                     Exhibit 4.1

                       Form of Common Stock Certificate

                                [ESPERION LOGO]

                          ESPERION THERAPEUTICS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK
                                                              CUSIP 29664R 10 6
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS
CERTIFIES
THAT


is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                              $0.001 PAR VALUE OF

                          ESPERION THERAPEUTICS, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents.

  This Certificate is not valid unless countersigned and registered by the
     Transfer
Agent and Registrar.
  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date:


Secretary                                             Chief Executive Officer
              [ESPERION THERAPEUTICS, INC. SEAL]


                                                   COUNTERSIGNED AND REGISTERED:
                                                                      STOCKTRANS
                                                   (ARDMORE, PA)  TRANSFER AGENT
                                                                   AND REGISTRAR
                                      BY
                                                            AUTHORIZED SIGNATURE

  A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY STOCKHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT --  __________ Custodian________
TEN ENT -- as tenants by the entireties                            (Cust)            (Minor)
JT TEN  -- as joint tenants with right                           under Uniform Gifts to Minors
            of survivorship and not as tenants                   Act________________________
            in common                                                       (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

- -------------------------------------

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                ________________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                               WITHOUT ALTERATION OR ENLARGEMENT
                                                         OR ANY CHANGE WHATEVER.


                   Signature(s) Guaranteed______________________________________
                              THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
                             LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
                          IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM).


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.